UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
SCHEDULE 14A
 (Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION
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 Exchange Act of 1934 (Amendment No.  )
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The LGL Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The LGL Group, Inc.
 2525 Shader Road
Orlando, Florida 32804

NOTICE OF THE 2013 ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON DECEMBER 12, 2013
November 12, 2013
To the Stockholders of The LGL Group, Inc.:
The 2013 Annual Meeting of Stockholders (the "Annual Meeting") of The LGL Group, Inc., a Delaware corporation, will be held at The Union League Club, 38 East 37th Street, New York, New York 10016, on Thursday, December 12, 2013, at 9:00 a.m., local time, for the following purposes, as more fully described in the accompanying proxy statement:
1.	To elect nine directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;
3.	To vote on a non-binding advisory resolution to approve the compensation of the Company's named executive officers;
4.
To vote on a non-binding advisory resolution to determine the frequency (whether every 1 year, every 2 years, or every 3 years) with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on October 30, 2013, are entitled to receive notice of, and to vote at, the Annual Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE: "FOR" THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD; "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013; "FOR" THE APPROVAL OF A NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND TO HOLD A NON-BINDING ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ANNUAL BASIS BY SELECTING "1 YEAR" AS YOUR CHOICE.

In the election of directors, each director receiving a plurality of affirmative "FOR" votes will be elected.  All other proposals require the affirmative "FOR" votes of a majority of the votes cast on the matter, except with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers we will consider stockholders to have "approved" the frequency selected by a plurality of the votes cast on the matter.
Your vote is extremely important, regardless of the number of shares that you own.  Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
By Order of the Board of Directors

R. LaDuane Clifton
Secretary

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc. Annual Meeting of Stockholders to be Held on December 12, 2013
The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available on the Internet at www.lglgroupproxy.com

TABLE OF CONTENTS
Questions and Answers About the Annual Meeting and Voting	1
Security Ownership of Certain Beneficial Owners and Management	7
Proposals to be Voted On	9
Proposal No. 1 – Election of Directors	9
Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm	14
Proposal No. 3 – Advisory Vote on Executive Compensation	15
Proposal No. 4 – Advisory Vote on Frequency of Executive Compensation Vote	17
Corporate Governance	17
Director Independence	17
Board and Committee Meetings	17
Board Committees	17
Director Nominations	18
Board Leadership Structure	18
Board Role in Risk Oversight	19
Stockholder Communications	19
Code of Ethics	19
Report of the Audit Committee	20
Executive Compensation	21
Compensation Discussion and Analysis	21
Compensation Committee Report	23
Summary Compensation Table	24
Employment Agreements	25
Outstanding Equity Awards at Fiscal-Year End	26
Director Compensation	27
Stockholder Proposals	28
Proxy Solicitation	29
Annual Report	29

PROXY STATEMENT
This Proxy Statement is furnished by the Board of Directors (the "Board") of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2013 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Union League Club, 38 East 37th Street, New York, New York 10016, on Thursday, December 12, 2013, at 9:00 a.m., local time and any adjournments thereof.  This Proxy Statement along with either a proxy card or a voting instruction card are being mailed to stockholders beginning November 12, 2013.
Unless the context otherwise requires, in this Proxy Statement, we use the terms "we," "our," "us" and "the Company" to refer to The LGL Group, Inc. and its subsidiaries.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:  Why did I receive this Proxy Statement?
A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on October 30, 2013, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting.
This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.
Q:	What information is contained in this Proxy Statement?
A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.
Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.
Q:	How may I obtain an additional set of proxy materials?
A:	All stockholders may write to us at the following address to request an additional copy of these materials:
The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
 Attention: Corporate Secretary
Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the "2012 Form 10-K") on the Internet at www.lglgroupproxy.com.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:	If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, you are considered, with respect to those shares, the "stockholder of record." If you are a stockholder of record, this Proxy Statement, our 2012 Form 10-K and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name.  If you own shares held in street name, this Proxy Statement and our 2012 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.
Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following proposals:
•	To elect nine directors to serve until the 2014 Annual Meeting of Stockholders (the "2014 Annual Meeting") and until their successors are duly elected and qualify;
•	To ratify the appointment of McGladrey LLP ("McGladrey") as our independent registered public accounting firm for the fiscal year ending December 31, 2013;
•	To vote on a non-binding advisory resolution to approve the compensation of the Company's named executive officers;
•	To hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers; and
•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board recommends a vote "FOR" the election of each of its nominees;"FOR" the ratification of the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2013; "FOR" the approval of a non-binding advisory resolution approving the compensation of our named executive officers; and to hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of our named executive officers on an annual basis by selecting "1 YEAR" as your choice.
Q:	How do I vote?
A:	You may vote using any of the following methods:
•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•
By telephone or the Internet.  If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

•
In person at the Annual Meeting.  All stockholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	Sending a written notice of revocation to our Corporate Secretary;
•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	Attending the Annual Meeting and voting in person.
If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.
Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?
A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board's recommendations as follows: "FOR" the election of each of its nominees;"FOR" the ratification of the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2013; "FOR" the approval of a non-binding advisory resolution approving the compensation of our named executive officers; and to hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of our named executive officers on an annual basis by selecting "1 YEAR" as your choice.
Q:	Can my broker vote my shares for me on the election of directors?
A:	No. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please provide voting instructions on the election of directors so your vote can be counted.
Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.
If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors.  If your broker is not able to vote your shares, they will constitute "broker non-votes," which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at a stockholder meeting.
Q:	What are the voting requirements with respect to each of the proposals?
A:	In the election of directors, each director receiving an affirmative ("FOR") plurality of the votes cast will be elected. You may withhold votes from any or all nominees.
All other proposals require the affirmative ("FOR") votes of a majority of the votes cast on the matter, except with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers we will consider stockholders to have "approved" the frequency selected by a plurality of the votes cast on the matter.  Thus, abstentions will not affect the outcome of the votes on these proposals.
If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes."  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Thus, the "broker non-vote" will have no effect on any matter being voted on at the Annual Meeting, assuming that a quorum is present.

Q:	What happens if a nominee for director does not stand for election?
A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.
Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock that you hold. As of October 30, 2013, the record date, there were 2,585,526 shares of common stock outstanding.
Q:	Is cumulative voting permitted for the election of directors?
A:	We do not use cumulative voting for the election of directors.
Q:	What happens if additional matters are presented at the Annual Meeting?
A:	Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Patrick J. Guarino and R. LaDuane Clifton, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:	A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, totaling 1,292,764 shares, is represented at the Annual Meeting, either in person or by proxy.
Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.
Q:	How can I attend the Annual Meeting?
A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on October 30, 2013, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 30, 2013, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.
The Annual Meeting will begin promptly on December 12, 2013, at 9:00 a.m., local time.  You should allow adequate time for the check-in procedures.
Q:	How can I vote my shares in person at the Annual Meeting?
A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?
A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.
If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee.  You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.
Q:	Is my vote confidential?
A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.
Q:	How are votes counted?
A:	For the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN," except that for the advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers, you may vote "1 YEAR," "2 YEARS," "3 YEARS," or "ABSTAIN." If you elect to "ABSTAIN," the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote on the matter.
Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the "SEC") within four business days after the Annual Meeting.
Q:	How can I obtain the Company's corporate governance information?
A:	The following information is available in print to any stockholder who requests it and is also available on the Company's website, www.lglgroup.com:
•	Certificate of Incorporation of The LGL Group, Inc.
•	The LGL Group, Inc. By-Laws
•	The charters of the following committees of the Board: the Audit Committee, the Nominating Committee and the Compensation Committee
•	Our Business Conduct Policy

Q:	How may I obtain the Company's 2012 Form 10-K and other financial information?
A:	A copy of our 2012 Form 10-K is enclosed with this Proxy Statement.
Stockholders may request another free copy of our 2012 Form 10-K and other financial information by contacting us at:
The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
 Attention: Corporate Secretary
Alternatively, current and prospective investors can access our 2012 Form 10-K at www.lglgroupproxy.com.
We will also furnish any exhibit to our 2012 Form 10-K if specifically requested.  Our SEC filings are also available free of charge at the SEC's website, www.sec.gov and at the Investor Relations portion of our website, www.lglgroup.com.
Q:	What if I have questions for the Company's transfer agent?
A:	Please contact our transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.
Computershare
250 Royall Street
Canton, MA 02021
Toll free number: (877) 868-8027
TDD Hearing Impaired: (800) 231-5469
Foreign Stockholders: (201) 680-6578
 TDD Foreign Stockholders: (201) 680-6610
Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact our proxy solicitor at:
Morrow & Co., LLC
470 West Ave.
Stamford, Connecticut 06902
 Toll free number: (800) 607-0088
You can also contact us at:
The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
 Attention: Corporate Secretary

SECURITY OWNERSHIP OF CERTAIN
 BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the number of shares of our common stock beneficially owned on October 30, 2013, by:
•	Each person who is known by us to beneficially own 5% or more of our common stock;
•	Each of our directors and named executive officers; and
•	All of our directors and executive officers, as a group.
  Except as otherwise set forth below, the address of each of the persons listed below is:  The LGL Group, Inc., 2525 Shader Road, Orlando, FL 32804.  Unless otherwise indicated, the common stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our common stock exercisable within 60 days after October 30, 2013.  Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to their shares.
	Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares		%
5% or Greater Stockholders:
Mario J. Gabelli	458,917	(2)	17.7
John V. Winfield	132,335	(3)	5.1

Directors and Named Executive Officers:
Marc Gabelli	382,221	(4)	14.7
Michael J. Ferrantino, Sr.	—		—
Gregory P. Anderson	36,141	(5)	1.4
R. LaDuane Clifton	17,935	(6)	*
James Abel	3,315		*
Michael Chiu	5,094		*
Vincent Enright	4,315		*
Timothy Foufas	14,035		*
Patrick J. Guarino	16,035		*
Donald H. Hunter	2,008		*
Manjit Kalha	3,315		*
All executive officers and directors as a group (12 persons)	484,414	(7)	18.4

* Less than 1% of outstanding shares.
(1)	The applicable percentage of ownership for each beneficial owner is based on 2,585,526 shares of common stock outstanding as of October 30, 2013. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)	Includes (i) 244,261 shares of common stock owned directly by Mario J. Gabelli; (ii) 96,756 shares owned by MJG-IV Limited Partnership, of which Mr. Gabelli is the general partner and has an approximate 5% interest; and (iii) 117,900 shares owned by GGCP, Inc., of which Mr. Gabelli is the chief executive officer, a director and controlling shareholder. Mr. Gabelli disclaims beneficial ownership of the shares owned by MJG-IV Limited Partnership and GGCP, Inc., except to the extent of his pecuniary interest therein. Mr. Gabelli's business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430. This disclosure is based solely on information in a Statement of Changes in Beneficial Ownership on Form 4 filed by Mr. Gabelli with the SEC on May 20, 2013.
(3)	Includes (i) 124,135 shares of common stock owned directly by Mr. Winfield and (ii) 8,200 shares of common stock owned by The InterGroup Corporation, of which Mr. Winfield is President, Chief Executive Officer and Chairman of the Board. Mr. Winfield's business address is 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. Based solely on information contained in a Schedule 13D filed with the SEC on April 30, 2010, by Mr. Winfield and The InterGroup Corporation.
(4)	Includes (i) 16,319 shares of common stock owned directly by Marc Gabelli; (ii) 15,000 shares issuable upon the exercise of options held by Mr. Gabelli; and (iii) 350,902 shares held by Venator Merchant Fund, L.P. ("Venator Fund"). Venator Global, LLC ("Venator Global"), which is the sole general partner of Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund. Mr. Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund. Mr. Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.
(5)	Includes 13,641 shares of common stock and 22,500 shares issuable upon the exercise of options.
(6)	Includes 7,435 shares of common stock and 10,500 shares issuable upon the exercise of options.
(7)	Includes 436,414 shares of common stock and 48,000 shares issuable upon the exercise of options. Reflects beneficial ownership of one executive officer who is not a named executive officer and therefore is not specifically identified in the table.

PROPOSALS TO BE VOTED ON
Proposal No. 1:  Election of Directors
There are nine nominees for election to the Board at the Annual Meeting: James Abel; Michael Chiu; Vincent Enright; Michael J. Ferrantino, Sr.; Timothy Foufas; Marc Gabelli; Patrick J. Guarino; Donald H. Hunter and Manjit Kalha.  Each of the nominees currently serves as a director.  Messrs. Hunter and Ferrantino, who were elected to the Board on March 26, 2013 and October 1, 2013, respectively, were recommended to the Nominating Committee by the Chairman of the Board.
Our By-Laws provide that the Board is to consist of no fewer than five and no more than 13 members.  Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted "FOR" the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes cast.
Biographical summaries and ages of the nominees and the experiences and skills that led to the conclusion that the nominees should serve as directors are set forth in the table below.  Information with respect to the shares of common stock beneficially owned by each of the nominees is set forth in the section titled "Security Ownership of Certain Beneficial Owners and Management."  All such information has been furnished to us by the nominees.
Directors
Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Marc Gabelli	45	2004
Chairman of the Board, The LGL Group, Inc. (September 2004 to present); Managing Partner, Horizon Research (January 2013 to present), an investment management and research services provider; Chief Executive Officer, Gabelli Securities International Ltd. (1994 to present), a global alternative asset management platform and merchant advisor; Managing Director and President, GGCP, Inc. (1999 to present), a private corporation that makes investments for its own account; Managing Member, Commonwealth Management Partners LLC (2008 to present), which is the managing member of Venator Global LLC, which is the general partner of Venator Merchant Fund, LP, an investment management vehicle; Director, IFIT Group, a Zurich based financial services administration firm; and Director and Managing Partner, GAMA Funds Holdings GmbH.  Mr. Gabelli's qualifications to serve include his extensive knowledge of the Company's business and industry due to his longstanding service on the Board, as well as his financial expertise and leadership experience as an executive of various investment firms.

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Michael J. Ferrantino, Sr.	70	2013
Executive Vice Chairman of the Board, The LGL Group, Inc. and Executive Chairman of the Board, M-tron Industries, Inc., the Company's principal operating subsidiary (October 2013 to present); President and Chief Executive Officer of Valpey-Fisher Corporation (September 2002 to November 2009); President of the Micro Networks Division of Integrated Circuit Systems, Inc. (January 2002 to September 2002); President and Chief Executive Officer of Micro Networks Corporation (from prior to 2000 until January 2002); and Chairman of the Board of Directors of Micro Networks Corporation (April 2000 to January 2002). Currently, Mr. Ferrantino serves as the Chairman of the Board of Directors for Spectra Analysis Instruments, Inc. Mr. Ferrantino's qualifications to serve include his extensive knowledge and leadership experience in the RF/microwave integrated system and frequency control industries.

James Abel	67	2011
Interim President and Chief Executive Officer, CPI Corporation (February 2012 to April 2013); Director, CPI Corporation (April 2004 to April 2013), a leader in the portrait photography industry; President and Chief Executive Officer, Financial Executives International (May 2008 to February 2009), an organization representing senior financial executives in dealing with the regulatory agencies involved with corporate financial reporting and internal controls; Chief Financial Officer (December 1990 to December 2007) and Director (December 2002 to December 2007), Lamson & Sessions Co., a diversified manufacturer and distributor of a broad line of thermoplastic electrical, consumer, telecommunications and engineered sewer products for major domestic markets. Mr. Abel shares with the Board his significant financial expertise and experience with manufacturing operations.

Michael Chiu	45	2010
Director of Operations (March 2013 to present), Automation Engineering Incorporated, manufacturer of robotics and automation equipment; Chief Executive Officer, Gecko Health Innovations (June 2012 to February 2013); Chief Executive Officer, Respirgames, Inc. (November 2011 to March 2013), an early-stage medical device startup; Technology and business consultant (June 2010 to March 2013); President and Chief Technology Officer, Trophos Energy (September 2008 to May 2010), a venture-backed bio-energy company; Business Unit Manager, Teradyne, Inc. (May 2005 to April 2007), a semiconductor automated test equipment supplier; Various roles in marketing, product development and engineering at Teradyne Inc. (1994 to April 2007).  Dr. Chiu holds a Ph.D. in engineering and an MBA, both from the Massachusetts Institute of Technology. He brings to the Board his experience in management and operations as well as background in product development, engineering and research.

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Vincent Enright	69	2011
Director and Chairman of the Audit Committee for certain funds managed by Gabelli Funds, LLC (1991 to present), a mutual fund manager; Senior Vice President and Chief Financial Officer, KeySpan Corporation (1994 to 1998), a New York Stock Exchange ("NYSE") public utility company; Director, Echo Therapeutics (2008 to present), a medical devices company; Director, Aphton Corporation (September 2004 to November 2006), a biopharmaceutical company. Mr. Enright brings to the Board his significant financial expertise, including his experiences as a public company Chief Financial Officer and as a director and Chairman of the Audit Committee of various investment funds.

Timothy Foufas	45	2007
Managing Partner, Plato Foufas & Co. LLC (2005 to present), a financial services company; President, Levalon Properties LLC (2007 to present), a real estate property management company; Senior Vice President, Bayshore Management Co. LLC (2005 to 2006), a real estate property management company; Director of Investments, Liam Ventures Inc. (2000 to 2005), a private equity investment firm; Director, ICTC Group, Inc. (2010 to 2013), a rural local exchange carrier headquartered in Nome, ND.  Mr. Foufas brings to the Board his management skills and expertise in financial, investment and real estate matters.

Patrick J. Guarino	71	2006
Lead Independent Director, The LGL Group, Inc. (August 2012 to present); Managing Partner, August Properties LLC (2005 to present), a private investment company with real estate and securities holdings; Managing Partner, Independent Board Advisory Services, LLC (2002 to 2005), a corporate governance consulting firm; Retired Executive Vice President, Ultramar Diamond Shamrock Corporation (1996 to 2000), a NYSE, Fortune 200, international petroleum refining and marketing company; Senior Vice President and General Counsel, Ultramar Corporation (1992 to 1996), a NYSE, Fortune 200, international petroleum and marketing company; Senior Vice President and General Counsel, Ultramar PLC (1986 to 1992), a London Stock Exchange listed international, integrated oil company.  Mr. Guarino brings to the Board valuable knowledge of and fluency with legal and corporate governance matters, and the perspective of a former General Counsel of a public company.

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Donald H. Hunter	56	2013
Principal, Donald Hunter LLC (April 2007 to present), a consulting practice based in Wellesley, MA; Chief Operating Officer and Chief Financial Officer, Harbor Global Company Limited (October 2000 to December 2006), a public company that owned international investment management and natural resources subsidiaries; Chief Operating Officer, Pioneer Global Investments, a former Division of the Pioneer Group, Inc. (August 1998 to October 2000), a company that provided investment management services and owned several natural resources investments; Manager of International Finance, the Pioneer Group, Inc. (January 1991 to August 1998). Mr. Hunter brings to the board financial, operating, corporate development, international and mergers and acquisition experience.

Manjit Kalha	38	2011
Managing Partner, Horizon Research (August 2012 to present), a firm that provides investment management and research services; Chief Executive Officer, Horizon AMC (June 2008 to present), a firm that provides investment management and consulting services; Chief Executive Officer and Director, Jeet Associates Private Limited (December 2006 to present), a consulting firm based in New Delhi that provides business strategy, finance, and taxation advisory services; Co-founder and Chief Operating Officer, Radiant Polymers Private Limited (2001 to 2006), a manufacturing company of high quality specialty plastic components. Mr. Kalha shares with the Board his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

Executive Officers
The following table sets forth information regarding our executive officers, including their business experience for the past five years and prior years.
Name	Age	Officers and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years
Gregory P. Anderson	54
President and Chief Executive Officer, The LGL Group, Inc. (July 2009 to present); Vice President of Operations of MtronPTI (December 2000 to June 2009), Chief Executive Officer and Chairman of the Board of Directors of The LGL Group, Inc.'s subsidiary, M-tron Industries, Ltd. (July 2009 to present); President and Chairman of the Board of The LGL Group, Inc.'s subsidiary, Piezo Technology, Inc. (July 2009 to present); and Chairman of the Board of the LGL Group, Inc.'s subsidiary, Piezo Technology India Private Ltd. (July 2009 to present).

Name	Age	Officers and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years
R. LaDuane Clifton	41
Chief Financial Officer, The LGL Group, Inc. (December 2012 to present); Chief Accounting Officer, The LGL Group, Inc. (March 2010 to December 2012); Member of Audit Committee of Community First Credit Union of Florida (September 2008 to July 2010); Corporate Controller of The LGL Group, Inc. (August 2009 to March 2010); Chief Financial Officer of a21, Inc. (August 2008 to August 2009), a publicly-held holding company with businesses in stock photography and an online retailer and manufacturer of framed art; Corporate Controller of a21, Inc. (March 2007 to August 2008); Auditor at KPMG LLP (August 2004 to March 2007), an international accounting firm.

James L. Williams	60
Corporate Controller, The LGL Group, Inc. (January 2013 to present); Director of Insurance Accounting, ABM Industries, Inc. (October 2009 to October 2011), a publicly-held facility management services provider; Chief Financial Officer, Southeastern US Insurance, Inc. (August 2006 to February 2009), a privately owned insurance company writing workers' compensation insurance.

Family Relationships between Directors and Executive Officers
There are no family relationships among our directors and executive officers.
Transactions with Related Persons, Promoters and Certain Control Persons
Except as described below, since January 1, 2011, there were no transactions that are required to be described under Item 404(a) of Regulation S-K promulgated by the SEC.  All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties.  Such policy and procedures are set forth in a resolution of the Board.

On September 19, 2013, the Company entered into a Registration Rights Agreement, dated as of September 19, 2013 (the "Registration Rights Agreement"), with Venator Merchant Fund L.P., or Venator Fund.  Venator Fund is an investment limited partnership controlled by the Company's Chairman of the Board, Marc Gabelli, who is the President and Sole Member of Venator Global, LLC, which is the sole general partner of Venator Fund.  The Registration Rights Agreement requires the Company to prepare and file with the SEC, within 30 days after the date thereof, a registration statement to register for resale the shares of the Company's common stock, warrants to purchase common stock, and shares of common stock issuable upon exercise of the warrants, owned by Venator Fund.  The Company also agreed to use its reasonable best efforts to cause such registration statement to become effective as promptly thereafter as reasonably possible and to maintain the effectiveness of such registration statement for a minimum period of two years, which period may be extended as provided in the Registration Rights Agreement.  Pursuant to the Registration Rights Agreement, the Company will pay all expenses incurred in connection with the registration of such securities.  In accordance with the Registration Rights Agreement, the Company filed a Registration Statement on Form S-3 with the SEC on September 19, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the SEC and NYSE MKT initial reports of ownership and reports of changes in the ownership of common stock and other equity securities of the Company.  Such persons are required to furnish the Company with copies of all Section 16(a) filings.
Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that its directors, officers and holders of more than 10% of the Company's common stock complied with all applicable filing requirements during the 2012 fiscal year, except that on March 5, 2012, each of Mr. Anderson and Mr. Clifton filed a Form 4 disclosing his receipt of a restricted stock award from the Company on February 29, 2012.
Votes Required
Each director receiving an affirmative plurality of the votes cast will be elected.  You may withhold votes from any or all nominees.
Recommendation of the Board
The Board recommends a vote "FOR" the election of each of its nominees to the Board to serve until the 2014 Annual Meeting and until their successors are duly elected and qualify.
Proposal No. 2:  Ratification of Appointment of Independent Registered Public Accounting Firm
Selection of Independent Registered Public Accounting Firm for Fiscal 2013
The Audit Committee has appointed McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2013.  Although this appointment does not require ratification, the Board has directed that the appointment of McGladrey be submitted to stockholders for ratification due to the significance of its appointment.  If stockholders do not ratify the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2013, the Audit Committee will consider the appointment of another independent registered public accounting firm.
Representatives of McGladrey are expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.
Fees Billed During Fiscal 2012 and 2011
Audit Fees
The aggregate audit fees billed by McGladrey for the years ended December 31, 2012 and 2011, were $191,000 and $186,165, respectively.  Audit fees include services relating to auditing the Company's annual financial statements, reviewing the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q and the review of registration statements.
Audit-Related Fees
McGladrey did not render any audit-related services during 2012 or 2011.

Tax Fees
McGladrey did not render any tax services during 2012 or 2011.
All Other Fees
McGladrey did not render any other services during 2012 or 2011.
Pre-Approval Policies and Procedures
The Audit Committee policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter.  The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.
If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm's independence.
All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.
Votes Required
The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2013.  Thus, abstentions will not affect the outcome of the vote on the proposal.
Recommendation of the Board
The Board recommends a vote "FOR" the ratification of the appointment of McGladrey as our independent registered public accounting firm for the fiscal year ending December 31, 2013.
Proposal No. 3:  Advisory Vote on Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the "Dodd-Frank Act," enables stockholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules.
We are asking stockholders to indicate their support for the compensation of our named executive officers named in the "Summary Compensation Table" included in this Proxy Statement.  This proposal, commonly known as a "say-on-pay" proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers.  Accordingly, we will ask stockholders to vote "FOR" the following resolution at the Meeting:
"RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee of the Board (the "Compensation Committee") or the Board.  The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
Adoption of this resolution will require the affirmative vote of the majority of the shares cast on the matter.  Thus, abstentions will not affect the outcome of the vote on the proposal.
Recommendation of the Board
The Board recommends a vote "FOR" the adoption of the resolution approving the compensation of the Company's named executive officers.
Proposal No. 4:  Advisory Vote on Frequency of Executive Compensation Vote
The Dodd-Frank Act also enables stockholders to indicate how frequently we should seek an advisory vote on the compensation of the named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, such as relates to Proposal No. 3 in this Proxy Statement.  By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.
After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore the Board recommends that you vote for an annual interval for the advisory vote on executive compensation.  We believe that an annual vote allows for the most frequent input from stockholders with respect to our executive compensation philosophy, policies and practices.  Additionally, an annual vote permits stockholders to observe and evaluate the effect of any changes to the Company's executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.  As such, an annual vote would likely foster more robust dialogue between the Board and our stockholders.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this proposal.  The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.  However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.
Vote Required
We will consider stockholders to have "approved" the frequency selected by a plurality of the votes cast on the proposal.  Thus, abstentions will not affect the outcome of the vote on the proposal.
Recommendation of the Board
The Board recommends a vote to hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of our named executive officers on an annual basis by selecting "1 YEAR" as your choice.

CORPORATE GOVERNANCE
Director Independence
As required under NYSE MKT rules, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by such board of directors.  The Board has determined that all of the Company's incumbent directors, other than Messrs. Gabelli and Ferrantino, are independent within the meaning of NYSE MKT and applicable SEC rules.
Board and Committee Meetings
The Board met six times during the fiscal year ended December 31, 2012.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held while he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (while he served on such committees).  All of our incumbent directors nominated for election at last year's annual meeting of stockholders attended such meeting.
The Audit Committee, Compensation Committee and Nominating Committee met five times, four times and three times, respectively, during the 2012 fiscal year.
Board Committees
The three principal committees of the Board and their duties are described below.
Audit Committee.  The incumbent members of the Audit Committee are Messrs. Enright (Chairman), Abel, Foufas and Kalha.  The Board has determined that all Audit Committee members are financially literate and independent in accordance with SEC and NYSE MKT rules concerning audit committee membership requirements. Mr. Enright qualifies as an "audit committee financial expert" as defined under the Exchange Act.  The Audit Committee operates in accordance with its charter, which is available on our website at www.lglgroup.com.  The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm.  The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board and reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used, the reasonableness of significant judgments, and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process.  Management has primary responsibility for the financial statements and the reporting process.  The Audit Committee Charter is available at www.lglgroup.com.

Compensation Committee.  The members of the Compensation Committee are Messrs. Chiu (Chairman), Abel, Enright, and Guarino.  All members of the Compensation Committee are independent in accordance with NYSE MKT rules.  The responsibilities of the Compensation Committee are to review and approve compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives and carry out the Board's responsibilities relating to compensation of our executives.  The Compensation Committee Charter is available at www.lglgroup.com.
Nominating Committee.  The members of the Nominating Committee are Messrs. Guarino (Chairman), Foufas and Kalha.  All members of the Nominating Committee are independent in accordance with NYSE MKT rules.  The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for election at the annual meetings of stockholders.  The Nominating Committee Charter is available at www.lglgroup.com.
Director Nominations
In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value.  Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.
The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company's businesses.
The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company's By-Laws and applicable rules and regulations of the SEC.  In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  For more information on director candidate nominations by stockholders, see "Stockholder Proposals" herein.
Board Leadership Structure
The Board is led by Mr. Gabelli, the Chairman of the Board.  The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board.  The Board has determined that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company's stockholders at this time.  This structure permits the Chief Executive Officer to focus exclusively on the management of the Company's day-to-day operations and the Board to provide appropriate oversight.

On August 9, 2012, the Board established the position of Lead Independent Director, a permanent, rotating position with a term of not less than one-year, and appointed Mr. Guarino to serve in that capacity.  The role of Lead Independent Director includes the following responsibilities: (i) Serve as chairman of any special committees of independent directors which may be needed from time to time; (ii) Communicate to the Chairman of the Board the views of the independent directors and the Board committees; (iii) Assist in assuring compliance with the Company's corporate governance policies and recommend revisions to these policies; (iv) Recommend to the Chairman of the Board, if deemed necessary, the retention of consultants who report directly to the Board; (v) Call meetings of the independent directors, if deemed necessary, and chair executive sessions of the Board at which no members of management are present; (vi) Serve as a liaison between the Board and stockholders; (vii) Consult with the Chairman of the Board and other members of the Board as to recommendations on membership and chairpersons of all the Board committees and discuss such recommendations with the Nominating Committee and the Board; and (viii) Fulfill other duties as needed from time to time as requested by the Chairman of the Board.
Board Role in Risk Oversight
Senior management is responsible for assessing and managing the Company's various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company's approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board's three principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board's consideration of the Company's long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board's role in risk oversight of the Company is consistent with the Company's leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.
Stockholder Communications
Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to our Corporate Secretary at lclifton@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Corporate Secretary.  The Corporate Secretary will submit such correspondence to any specific director to whom the correspondence is directed.
Code of Ethics
We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers.  Our Business Conduct Policy is available at www.lglgroup.com.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2012, with both management and McGladrey LLP, the Company's independent registered public accounting firm.  In its discussion, management has represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended December 31, 2012, were prepared in accordance with generally accepted accounting principles.
The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.  The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding our independent registered public accounting firm's communications with the Audit Committee concerning independence, and has considered and discussed with McGladrey LLP such firm's independence.
Based on the Audit Committee's review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
AUDIT COMMITTEE

Vincent Enright (Chairman)
James Abel
Timothy Foufas
Manjit Kalha

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
The Compensation Committee is responsible for the design and administration of the Company's compensation policy and plans.  The plans are designed to successfully implement the Company's business strategy and create stockholder value.  As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.
Compensation Philosophy and Objectives
The Company's compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives.  This aligns our executives' compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.
Determination of Compensation Awards
The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.
The Compensation Committee conducts an annual review of the Chief Executive Officer's performance prior to making its recommendation to the Board regarding the Chief Executive Officer's compensation.  During this review, the Compensation Committee considers the Company's performance in the following categories: (i) improvement in the Company's market value; (ii) the achievement of agreed upon short and long term objectives; and (iii) predetermined individual goals.
Compensation Benchmarking and Peer Group
The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers, though it may choose to do so in the future.  The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies determined at the time.  To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies.  While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company's potentially unique aspects and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee's decision-making process.
Notwithstanding the foregoing, the Compensation Committee may determine that it is in the Company's best interest to recommend total compensation packages that deviate from the Compensation Committee's general principle of benchmarking the compensation of the named executive officers.

Elements of Compensation
Base Salary
Base salary levels for the Company's named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity.  In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.
Incentive Compensation
The Company provides annual and long-term incentive compensation to its executives and managers under the Company's 2011 Incentive Plan.  The 2011 Incentive Plan is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders.  Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity.  Long-term Company performance goals include increasing the Company's total market value.  The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company's business strategy.  Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.
The 2011 Incentive Plan was adopted and approved by the Board on May 13, 2011, and adopted and approved by stockholders on August 4, 2011.
The LGL Group, Inc. 401(k) Savings Plan
The 401(k) Savings Plan (the "401(k) Plan"), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), permits the Company's employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits.  Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee's contribution made in a particular year.  A participant's interest in his or her individual contributions, the Company's contributions and earnings thereon is fully vested at all times.  The 401(k) Plan's proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.
The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service and reached the age of 18.  All of the named executive officers participated in the 401(k) Plan in 2012.
Other Benefits
The Company provides the named executive officers with medical insurance, life insurance and disability benefits that are generally made available to Company's employees to ensure that the Company's employees have access to basic healthcare and income protection for themselves and their family members.  In addition to the above coverage, the Company may elect to provide additional benefits such as supplemental life and disability coverage to some or all of the named executive officers at the discretion of the Compensation Committee, subject to approval from the Board.

Compensation Committee Report
The Compensation Committee of the Board oversees our compensation program on behalf of the Board.  In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the "Compensation Discussion and Analysis" set forth in this Proxy Statement.  In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the "Compensation Discussion and Analysis" section be included in this Proxy Statement.
COMPENSATION COMMITTEE

Michael Chiu (Chairman) James Abel Vincent Enright Patrick J. Guarino

Summary Compensation Table
The following table sets forth information with respect to compensation earned by the named executive officers:
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)		Option Awards(1) ($)		All Other Compensation ($)		Total ($)
Gregory P. Anderson	2012	200,000	11,667	(2)	18,003	(3)	60,979	(4)	55,146	(5)	345,795
Chief Executive Officer	2011	200,000	9,000	(2)	-		245,944	(6)	46,877	(7)	501,821

R. LaDuane Clifton	2012	150,644	8,750	(8)	13,504	(3)	36,587	(4)	16,832	(9)	226,317
Chief Financial Officer	2011	150,000	6,750	(8)	-		98,378	(6)	2,392	(10)	257,520

(1)	Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with Financial Accounting Standard Board Standards Codification Topic 718. For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note E – Stock-Based Compensation in the accompanying Notes to Consolidated Financial Statements.
(2)	On, December 21, 2012, the Company awarded Mr. Anderson a discretionary cash bonus of $11,667 as a bonus payment for 2012. On March 9, 2012 and December 30, 2011, the Company awarded Mr. Anderson discretionary cash bonuses of $1,000 and $8,000, respectively.
(3)	On February 29, 2012, the Company granted Mr. Anderson and Mr. Clifton 2,133 and 1,600 restricted shares of common stock, respectively, as a bonus payment for 2011 under the 2011 Incentive Plan with a grant date fair value of $18,003 and $13,504, respectively. These shares vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.
(4)	On August 9, 2012, the Company granted Mr. Anderson and Mr. Clifton discretionary awards of options to purchase 25,000 and 15,000 shares of common stock, respectively, under the 2011 Incentive Plan with a grant date fair value of $60,979 and $36,587, respectively. The options vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.
(5)	Mr. Anderson was reimbursed for $32,773 of living expenses incurred in connection with performing his duties at the corporate headquarters in Orlando, FL. This amount also includes a reimbursement for the personal income tax expense arising from these expenses. Mr. Anderson also received a one-time payout of paid time-off ("PTO") in the amount of $11,530.
(6)	On March 14, 2011, the Company granted Mr. Anderson and Mr. Clifton each a discretionary award of options to purchase a total of 25,000 shares and 10,000 shares, respectively, of the Company's common stock under the 2001 Equity Incentive Plan with a grant date fair value of $245,944 and $98,378, respectively. These stock options have an exercise price of $22.50 and vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date; refer to Notes A and E to the Company's Financial Statements for valuation assumptions.
(7)	Mr. Anderson was reimbursed for living expenses incurred in connection with performing his duties at the corporate headquarters in Orlando, FL. This amount also includes a reimbursement for the personal income tax expense arising from these expenses. Mr. Anderson also received a one-time payout of PTO in the amount of $15,384 and a 401(k) Company match of $4,681.
(8)	On December 21, 2012, the Company awarded Mr. Clifton a discretionary cash bonus of $8,750 as a bonus payment for 2012. On March 9, 2012 and December 30, 2011, the Company awarded Mr. Clifton discretionary cash bonuses of $750 and $6,000, respectively, as bonus payment for 2011.

(9)	Mr. Clifton received a one-time payout of PTO in the amount of $15,941.
(10)	Mr. Clifton received a one-time payout of PTO in the amount of $6,347 and a 401(k) Company match in the amount of $411.
Employment Agreements
Gregory P. Anderson
On October 4, 2013, the Company entered into a new employment agreement with Gregory P. Anderson (the "Anderson Employment Agreement") under which Mr. Anderson will continue to serve as the Company's President and Chief Executive Officer, effective as of November 2, 2013 (the "Effective Date").  Under the Anderson Employment Agreement, Mr. Anderson receives an annual base salary of $200,000 and is eligible to receive annual bonuses based upon the achievement of certain management objectives determined by the Compensation Committee.  The term of the Anderson Employment Agreement is two years, starting on the Effective Date.

Pursuant to the Anderson Employment Agreement, if Mr. Anderson's employment is terminated by the Company for cause (as defined under the Anderson Employment Agreement) or by Mr. Anderson other than for good reason (as defined under the Anderson Employment Agreement), Mr. Anderson will receive his base salary through the date of termination. If Mr. Anderson's employment is terminated as a result of his death or disability, Mr. Anderson or his estate (as applicable) will receive his base salary through the date of termination and any earned but unpaid portion of his annual bonus. If Mr. Anderson's employment is terminated by the Company for reasons other than those stated above or by Mr. Anderson for good reason, or upon the expiration of the term of the Anderson Employment Agreement, Mr. Anderson will receive his base salary through the date of termination and $100,000 in severance payments ($50,000 payable in three equal monthly installments during the first three months after termination and the remaining $50,000 payable six months after termination), all of his unvested restricted shares of the Company's common stock will vest (50% to vest six months after termination and the remaining 50% to vest one year after termination), and a portion of his unvested stock options deemed by the Compensation Committee to have been earned prior to termination will vest (such determination to be made as soon as reasonably practicable after the third anniversary of the grant date of any such options).

Michael J. Ferrantino, Sr.
On October 1, 2013, the Company entered into an offer letter with Michael J. Ferrantino, Sr.  Mr. Ferrantino is employed by the Company on an "at will" basis and is paid a monthly draw of $12,000, or $144,000 annually, earned against Annual Incentive Payments (as defined below).  In addition, he is eligible to receive annual incentive payments (the "Annual Incentive Payments") based on the increase in the economic value of the Company ("EV") over the prior fiscal year, starting with the fiscal year ending December 31, 2013.  The total amount of the Annual Incentive Payments payable for any fiscal year shall be the greater of (x) $144,000 or (y) 3.0% of the increase in EV over the prior fiscal year; provided, however, that such amount shall not exceed $1,000,000 for any fiscal year and the Annual Incentive Payments for the fiscal year ending December 31, 2013, shall be pro-rated based on the number of days remaining in the fiscal year following the commencement of his employment with the Company.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding equity awards held by named executive officers as of December 31, 2012:
	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Gregory P. Anderson	7,500	(1)	17,500	(1)	22.50	3/14/16
	-		25,000	(2)	10.00	8/09/17
							1,440	(3)	7,560	(3)
							2,133	(4)	11,198	(4)

R. LaDuane Clifton	3,000	(1)	7,000	(1)	22.50	3/14/16
	-		15,000	(2)	10.00	8/09/17
							832	(3)	4,368	(3)
							1,600	(4)	8,400	(4)

(1)	On March 14, 2011, the Company granted Mr. Anderson and Mr. Clifton, options to purchase 25,000 shares and 10,000 shares, respectively, of common stock under the 2001 Equity Incentive Plan with a grant date fair value of $245,944 and $98,378, respectively. The options vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.
(2)	On August 9, 2012, the Company granted Mr. Anderson and Mr. Clifton, options to purchase 25,000 shares and 15,000 shares, respectively, of common stock under the 2011 Incentive Plan with a grant date fair value of $60,979 and $36,587, respectively. The options vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.
(3)	On December 15, 2010, the Company granted Mr. Anderson and Mr. Clifton, 3,598 restricted shares and 2,080 restricted shares, respectively, of common stock as a bonus payment for 2010 under the 2001 Equity Incentive Plan with a grant date fair value of $18.90 per share. These shares vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.
(4)	On February 29, 2012, the Company granted Mr. Anderson and Mr. Clifton, 2,133 restricted shares and 1,600 restricted shares, respectively, of common stock as a bonus payment for 2011 under the 2011 Incentive Plan with a grant date fair value of $8.44 per share. These shares vest as follows: 30% on the first anniversary of the grant date; an additional 30% on the second anniversary of the grant date; and the remaining 40% on the third anniversary of the grant date.

Director Compensation
The following table sets forth information with respect to compensation earned by or awarded to each Director of the Company who is not a named executive officer and who served on the Board during the fiscal year ended December 31, 2012:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Marc Gabelli	102,709	10,004	112,713
James Abel	25,000	10,004	35,004
Michael Chiu	25,500	10,004	35,504
Vincent Enright	25,750	10,004	35,754
Timothy Foufas	25,000	10,004	35,004
Patrick J. Guarino	39,791	10,004	49,795
Manjit Kalha	23,500	10,004	33,504
Paul Kaminski(2)	15,000	—	15,000

(1)
On December 17, 2012, the Company's then-current directors received grants of 1,950 shares of restricted common stock as 50% of their base compensation for fiscal 2013 ($10,000).  The number of shares granted to each director was determined by dividing the dollar amount of base compensation paid in the form of the share grant by the closing price of the Company's common stock on the grant date.  Such shares were granted under the 2011 Incentive Plan, vested immediately on the grant date, and are transferable only if a director maintains a minimum ownership level of 1,000 shares of the Company's common stock.

(2)	Mr. Kaminski did not stand for re-election to the Board at the 2012 Annual Meeting of Stockholders held on July 13, 2012.
A director who is an employee of the Company is not compensated for services as a member of the Board or any committee thereof.  None of the Company's directors is an employee of the Company.  In 2012, directors who were not employees received (i) a retainer of $5,000 ($2,500 in cash and $2,500 in restricted stock whose value was based on trading price at date of grant) per quarter; (ii) a fee of $1,000 for each meeting of the Board attended in person or telephonically that had a duration of at least one hour; and (iii) a fee of $750 for each Audit Committee, Compensation Committee, and Nominating Committee meeting attended in person or telephonically that had a duration of at least one hour.  In addition, the Audit Committee Chairman received a $3,000 annual cash retainer, the Nominating Committee Chairman received a $1,000 annual cash retainer and the Compensation Committee Chairman received a $2,000 annual retainer. Effective August 9, 2012, the Chairman of the Board's annual fee was reduced from $100,000 to $65,000 (paid in quarterly installments), and the Lead Independent Director received an annual retainer of $35,000, pro-rated for 2012 based upon actual time served in such capacity (paid in quarterly installments).
On December 30, 2011, the Company's then-current directors received grants of 1,365 shares of restricted common stock  as 50% of their base compensation for fiscal 2012 ($10,000).  The number of shares granted to each director was determined by dividing the dollar amount of base compensation paid in the form of the share grant by the closing price of the Company's common stock on the grant date.  Such shares were granted under the 2011 Incentive Plan, vested immediately on the grant date, and are transferable only if a director maintains a minimum ownership level of 1,000 shares of the Company's common stock.
The standard compensation arrangements for our directors have not changed from 2012 to 2013.
On December 17, 2012, the Company's then-current directors received grants of 1,950 shares of restricted common stock  as 50% of their base compensation for fiscal 2013 ($10,000).  The number of shares granted to each director was determined by dividing the dollar amount of base compensation paid in the form of the share grant by the closing price of the Company's common stock on the grant date.  Such shares were granted under the 2011 Incentive Plan, vested immediately on the grant date, and are transferable only if a director maintains a minimum ownership level of 1,000 shares of the Company's common stock.

STOCKHOLDER PROPOSALS
Proposals of stockholders intended to be presented at the 2014 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than July 15, 2014, for inclusion in our proxy statement and form of proxy relating to the 2014 Annual Meeting.
Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year's proxy statement, then we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2014 Annual Meeting, if we do not have notice of a stockholder proposal on or before September 28, 2014, we will be permitted to use our discretionary voting authority as outlined above.
Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder's intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting.  However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.  In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.
The stockholder's notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.
Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.  The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.
PROXY SOLICITATION
The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us.  We have employed the firm of Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut, 06902, to assist in this solicitation at a cost of $4,000, plus out-of-pocket expenses.  We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our common stock.  In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies.  The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews and the telephone.
ANNUAL REPORT
Our 2012 Form 10-K is being sent with this Proxy Statement to each stockholder.  The 2012 Form 10-K is available at www.lglgroupproxy.com.  The 2012 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3 and 1 YEAR on Proposal 4.
1. ELECTION OF DIRECTORS
The election of                                          01 - James Abel                                                     02 - Michael Chiu                                03 - Vincent Enright
04 - Michael J. Ferrantino, Sr.                                    05 - Timothy Foufas                                           06 - Marc Gabelli
07 - Patrick J. Guarino                                                    08 - Donald H. Hunter                                         09 - Manjit Kalha
to the Board of Directors, to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify.
Mark here to vote FOR all nominees	Mark here to WITHHOLD vote from all nominees	For all EXCEPT – To withhold authority to vote for any nominee(s), write the name(S) of such nominee(s) below.
☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To ratify the appointment of McGladrey LLP as the company's	☐	☐	☐	3.	To approve an advisory resolution regarding the	☐	☐	☐
	independent registered public accounting firm for the fiscal					compensation of our named executive officers.
	year ending December 31, 2013.

		1 Year	2 Years	3 Years	Abstain
4.	To vote, on an advisory basis, on the frequency of	☐	☐	☐	☐	The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and
	the advisory stockholder vote on the compensation					confirms all that the proxies appointed hereby, or any of them, or their substitutes, may
	of the Company's named executive officers.					lawfully do or cause to be done by virtue hereof.

B  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc.'s 2013 Annual Meeting of Stockholders to be Held on December 12, 2013. The Proxy Statement and the
                    2012 Annual Report are available at http://www.lglgroupproxy.com.

Proxy — THE LGL GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE LGL GROUP, INC.
Proxy -- Annual Meeting of Stockholders December 12, 2013

The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the "Company"), does hereby appoint Patrick J. Guarino and
R. LaDuane Clifton, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company to be held at The Union League Club, 38 East 37th Street, New York, NY 10016, on Thursday, December 12, 2013, at 9:00 a.m., local time, or at any adjournment or adjournments thereof.
This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder.  If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

(Continued and to be marked, dated and signed, on the other side)
C    Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.